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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into 4-D Neuroimaging's previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179, No. 33-68136, No. 333-54322 and No. 333-90450.

/s/ SWENSON ADVISORS, LLP
    An Accountancy Firm
    San Diego, California
    Janaury 16, 2003

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CONSENT OF INDEPENDENT ACCOUNTANTS